<on Modern Woodmen letterhead>



 February 28, 2007



 Dear Modern Woodmen Member:

 As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with the annual reports for the investment options you have selected under your Modern Woodmen of America certificate(s).

 These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2006. However, they do not reflect product-specific charges. Also enclosed is performance information for the period ended January 31, 2007 and the quarter ending December 31, 2006 reflecting applicable product-specific charges.

 As always, remember that past performance does not predict or guarantee future returns.

 We hope you find the enclosed information helpful. If you have any questions concerning your certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative or the Variable Product Administrative Center.

 We appreciate and value your business and look forward to continuing to serve you.


 Modern Woodmen of America




 LMW

<on Modern Woodmen letterhead>


 February 28, 2007




 Dear Modern Woodmen Member:

 As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with a CD-ROM containing the annual reports for the investment options available under your Modern Woodmen of America certificate(s). These reports update each portfolio's investment holdings and financial information as of December 31, 2006. The performance information shown in the annual reports does not reflect product charges. Also included on the CD-ROM is performance information for the period ended January 31, 2007 and the quarter ending December 31, 2006 reflecting applicable product charges.


 As always, remember that past performance does not predict or guarantee future returns.

 You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed below or by calling us toll-free at 1-877-249-3692.

 We hope you find the enclosed information helpful. If you have any questions concerning your certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative or the Variable Product Administrative Center.

 We appreciate and value your business and look forward to continuing to serve you.


 Modern Woodmen of America




 LMW-CD